UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  November 29, 2006
(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK		10504
(Address of principal executive offices)		(Zip Code)

914-499-1900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03.	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

Item 9.01.	Financial Statements and Exhibits

SIGNATURE

Exhibit 3.1	Certificate of Incorporation of International Business Machines Corporation, as amended through November 29, 2006

Item 5.03.  Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On November 29, 2006, the Company filed with the New York State Department of State an amendment to our Certificate of Incorporation, eliminating therefrom all provisions relating to the 12,000,000 shares of Series A 7- ½% Preferred Stock.   All of the shares of the Series A 7-1/2% Preferred Stock have been redeemed; none of the shares of the Series A 7-1/2% Preferred Stock are outstanding; and no further shares of the Series A 7-1/2% Preferred Stock will be issued.

The full text of our Certificate of Incorporation, as amended through November 29, 2006, is filed as Exhibit 3.1 to this report, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit
3.1	Certificate of Incorporation of International Business Machines Corporation, as amended through November 29, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 30, 2006

	By:	/s/ Andrew Bonzani
Andrew Bonzani
Vice President,
Assistant General Counsel &
Assistant Secretary

Exhibit
3.1	Certificate of Incorporation of International Business Machines Corporation, as amended through November 29, 2006.